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                                                                 EXHIBIT 10.46




                                THIRD AMENDMENT
                                       TO
                             CKE RESTAURANTS, INC.
                                CREDIT AGREEMENT

                         DATED AS OF FEBRUARY 14, 1997

                 This THIRD AMENDMENT (this "Amendment") is among CKE RESTAURANTS, INC., a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

                 1. The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of August 1, 1996, as amended by the First Amendment dated as of September 30, 1996 and the Second Amendment dated as of November 25, 1996 (as so amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

                 2. The Borrower has requested that the Agent and the Lenders amend the Credit Agreement to modify the amount of Designated Investments permitted thereunder.

                 3. The Agent and the Lenders are willing to grant the request of the Borrower on the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective concurrently with the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                 (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following defined terms in the appropriate alphabetical order:

                 "`DESIGNATED INVESTMENT ADVANCE' means Revolving B Advances made on a day on which the Borrower makes a Designated Investment in an amount equal to the lesser of (a) the sum of all such Revolving B Advances or (b) the amount of the Designated Investment.

                 `DESIGNATED INVESTMENT AMOUNT' means, at any time, the aggregate amount of all outstanding Designated Investment Advances at such time.

                 `TOTAL CONSOLIDATED ASSETS' means, as of any time of determination, the total assets of the Borrower and its Subsidiaries at such time determined on a Consolidated basis and in accordance with GAAP."

                 (b) Section 2.05(a) of the Credit Agreement is hereby amended by (i) deleting the word "and" in the second to the last line thereof and (ii) deleting the period at the end thereof and inserting the following in lieu thereof:
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                 ", and (iii) in the case of any prepayment of Revolving B
                 Advances, shall first be applied to reduce the Revolving B Advances that are not Designated Investment Advances and then to reduce the Designated Investment Advances."

                 (c) Section 6.02(f)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                  "(iv)    other Designated Investments in an
                 aggregate amount invested and not recovered not to exceed, immediately after any Designated Investment is made, 20% of the Total Consolidated Assets of the Borrower as shown on the 10-K or 10-Q most recently filed by the Borrower with the Securities and Exchange Commission as of the date on which such Designated Investment is made, provided that immediately after any Designated Investment is made, (A) there are no outstanding Revolving A Advances, (B) the Designated Investment Amount does not exceed $15,000,000 and (C) the Borrower has timely made all filings required of it by the Securities and Exchange Commission;".

                 (d) Section 6.02(f)(v)(G) of the Credit Agreement is amended and restated in its entirety as follows:

                                  "(G)     the aggregate consideration paid by
                 the Borrower and its Subsidiaries in connection with all Permitted Acquisitions after the date hereof (excluding from the calculation of such aggregate consideration (I) consideration paid in the form of common stock of the Borrower, (II) consideration paid with the proceeds of Permitted Subordinated Debt and consideration paid or refinanced with the proceeds of the Permitted Acquisition Financing and (III) in the case of a Permitted Acquisition by a Subsidiary of the Borrower which is not a wholly-owned Subsidiary of the Borrower, the consideration paid by such Subsidiary with the proceeds of equity contributions to such Subsidiary by Persons other than the Borrower and its Subsidiaries) shall not exceed the sum of (a) $25,000,000 plus
                 (b) the Additional Investment Amount."

                 (e) Section 6.03 of the Credit Agreement is amended by adding thereto a new Section 6.03(n) to read as follows:

                                  "(N)     TOTAL CONSOLIDATED ASSETS.  On the
                 Business Day immediately prior to the date on which the Borrower makes any Designated Investment, a copy of the 10-K or 10-Q most recently filed by the Borrower with the Securities and Exchange Commission, and certified by the chief financial officer of the Borrower as to the truth and accuracy thereof.".

                 SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective when:

                 (a) the Agent has executed this Amendment and has received counterparts of this Amendment executed by the Borrower and the Required Lenders;

                 (b) the Agent has received counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors (such Guarantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties"); and





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                 (c) the Borrower has paid to the Agent in accordance with
         Section 2.09(a) of the Credit Agreement for the account of each Lender, a fee equal to 0.05% of the sum of the principal amount of all outstanding Advances owed to such Lender, the Unused Revolving A Commitment, if any, of such Lender, the Unused Revolving B Commitment, if any, of such Lender and such Lender's Pro Rata Share of the aggregate outstanding Letter of Credit Obligations as of such date.

                 SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

                 (A) AUTHORITY. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

                 (B)      ENFORCEABILITY.    This Amendment has been duly
executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

                 (C) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                 (D) NO DEFAULT. No event has occurred and is continuing that constitutes a Default.

                 SECTION 4.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.
(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

                 (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.





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                 SECTION 5.  EXECUTION IN COUNTERPARTS.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

                 SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                 SECTION 7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all out-of-pocket expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and any other documents prepared or obtained in connection therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), of the Agent, and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 7.


                            [Signature Pages Follow]





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       CKE RESTAURANTS, INC.


                                       By: /s/  Robert Wilson
                                           ------------------------------------
                                           Title:  Vice President


                                       NATIONSBANK OF TEXAS, N.A.,
                                           as Agent


                                       By: /s/  Tom F. Scharfenberg
                                           ------------------------------------
                                           Title:  Senior Vice President

                                       LENDERS:

                                       NATIONSBANK OF TEXAS, N.A.


                                       By: /s/  Tom F. Scharfenberg
                                           ------------------------------------
                                           Title:  Senior Vice President


                                       BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION


                                       By  /s/  Deborah Miller
                                           ------------------------------------
                                           Title:  Vice President

                                       MELLON BANK, N.A.


                                       By  /s/  Abdi Rais
                                           ------------------------------------
                                           Title:  Vice President





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                                       SUMITOMO BANK OF CALIFORNIA, N.A.


                                       By: /s/  Matthew R. Van Steenhuyse
                                           ------------------------------------
                                           Title:  Vice President


                                       U. S. NATIONAL BANK OF OREGON


                                       By: /s/  Janet Jordan
                                           ------------------------------------
                                           Title:  Vice President


                                       WELLS FARGO BANK, N.A.


                                       By: /s/  Kevin M. Terry
                                           ------------------------------------
                                           Title:  Vice President





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